UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20548


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2006


                          RIDGEWOOD ENERGY O FUND, LLC
             (Exact name of registrant as specified on its charter)


         Delaware                 000-51924                    76-0774429
 (State of Incorporation)        (Commission                 (IRS Employer
                                 File Number)                  ID Number)


                   Registrant's address and telephone number:
                  1314 King Street, Wilmington, Delaware 19801
                                 (302) 888-7444


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item     4.02. Non-reliance on Previously Issued Financial Statements or a
         Related Audit Report or Completed Interim Review

         On August 9, 2006, Ridgewood Energy Corporation, the manager of Ridgewood Energy O Fund, LLC (the "Fund"), concluded that the Fund's financial statements as of and for the period from inception to December 31, 2005 (the "2005 Financial Statements") included in the Fund's Form 10 filed with the Securities and Exchange Commission on April 21, 2006 (the "Form 10") should no longer be relied upon and should be restated because of errors in such financial statements that have been detected by management of the Fund.

         Correction of the errors in the 2005 Financial Statements result from the following matters:

         The Fund estimates net loss as reported on the Fund's statement of income (loss) for the period ended December 31, 2005 was overstated by approximately $1.1 million. The Fund recorded approximately $700,000 of expenses that should have been capitalized as unproved properties. In addition, the Fund recorded approximately $400,000 of other comprehensive income from US treasury notes as gain on unrealized marketable securities which should have been recorded as interest income. Additionally, an offsetting entry will be made to unproved properties and due to operators for liabilities recorded incorrectly and identified as such subsequent to year end.

          The above amounts represent management's estimates of the changes to the 2005 Financial Statements at this date and are subject to change based upon further investigation.

         Perelson Wiener, LLP, the Fund's former independent registered public accounting firm, which provided the independent audit opinion relating to the 2005 Financial Statements, has been provided with a copy of this disclosure in advance of this filing.

         Management of the Fund has discussed with Deloitte & Touche LLP, the Fund's independent registered public accounting firm, the matters disclosed pursuant to Item 4.02(a) of Form 8-K.

         The Fund will file an amended Form 10 as soon as practicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   RIDGEWOOD ENERGY O FUND, LLC

Date: August 15, 2006              By: /s/ Kathleen P. McSherry
                                           ------------------------------
                                           Kathleen P. McSherry
                                           Senior Vice President and
                                           Chief Financial Officer



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